SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): March 12th, 2002
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                  Citibank (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                           UNIVERSAL CARD MASTER TRUST
                    (Issuer of the Asset Backed Certificates)
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            UNITED STATES OF AMERICA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    33-93806
                                    333-02878
                                    333-09309
                                    333-79497
                            -------------------------
                            (Commission File Numbers)

                                   46-0358360
                            -------------------------
                      (IRS Employer Identification Number)


701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                       57117
------------------------------------------------             -------------
(Address of principal executive office)                        (Zip Code)


        Registrants telephone number, including area code (605) 331-2626

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

Item 5. The Certificateholder Statements for the month ending February 28, 2002 for the Universal Card Master Trust Series 1995-3 and Series 1997-1 Certificates were distributed on March 12, 2002.

Item 6.                    Not Applicable.

Item 7.                    Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.4.


Exhibit 20.1 Monthly Servicing Report dated March 12, 2002 with respect to the Universal Card Master Trust Series 1995-3.

Exhibit 20.4 Monthly Servicing Report dated March 12, 2002 with respect to the Universal Card Master Trust Series 1997-1.




                                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Citibank (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                                As Servicer (Registrant)



                                                     By: /s/ Douglas Morrison
                                                   -----------------------------
                                                       Name:   Douglas Morrison
                                                Title:  Chief Financial Officer




                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending February 28, 2002

==============================================================================

This Certificate relates to the Due Period ending Feb 28, 2002 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................             9.40%
       Total Yield Component  .............................            14.73%
       Net Credit Loss Component  .........................             5.34%
       Recoveries .........................................             0.62%
2. Principal Purchase Rate  ...............................            11.08%

3. Principal Payment  Rate  ...............................            12.21%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  12,630,763,990
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  12,405,289,321
     Transferor's Interest  ..............................  $   5,802,289,321
     Aggregate Invested Amount of all Series: ............  $   6,603,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  11,777,875,292
         5-34 days delinquent  ...........................  $     529,738,476
        35-64 days delinquent  ...........................  $     178,252,566
        65-94 days delinquent  ...........................  $     123,377,321
       95-124 days delinquent  ...........................  $      99,187,028
      125-154 days delinquent  ...........................  $      84,275,530
      155-184 days delinquent  ...........................  $      68,457,810

      Current  ...........................................             91.58%
         5-34 days delinquent  ...........................              4.12%
        35-64 days delinquent  ...........................              1.39%
        65-94 days delinquent  ...........................              0.96%
       95-124 days delinquent  ...........................              0.77%
      125-154 days delinquent  ...........................              0.66%
      155-184 days delinquent  ...........................              0.52%
     35+ days delinquent  ................................              4.30%

                                      Page 4




                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending February 28, 2002

==============================================================================

B. Information Regarding Group 1
   -----------------------------

  (Percentage Basis)
  1. Portfolio Yield                                       9.40%
  2. Weighted Average Certificate Rate                     2.00%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 1
   -----------------------------

  (Dollars Basis)

  1. Total Investor Collections                 $   235,207,550
         Principal Collections                  $   213,724,366
         Finance Charge Collections             $    21,483,184
  2. Investor Default Amount                    $     7,781,647
  3. Investor Monthly Interest                  $     2,618,618
  4. Investor Monthly Fees                      $     2,727,083























                                      Page 5


                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending February 28, 2002

==============================================================================
This Certificate relates to the Due Period ending Feb 28, 2002 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  100,772,439
         Principal Collections                       $   91,596,157
         Reallocated Finance Charge Collections      $    9,176,282
    2. Investor Default Amount                       $    3,334,991
    3. Investor Monthly Interest                     $    1,091,468
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    3,581,256

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   9.35%

    2. Base Rate - current month                          3.62%
         Coupon Component                                 1.75%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           5.73%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 10.48%

    5. Base Rate - 3 month average                        4.06%
         Coupon Component                                 2.19%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.42%













                                      Page 4

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending February 28, 2002

==============================================================================
This Certificate relates to the Due Period ending Feb 28, 2002 and the related Distribution Date.

D. Information Regarding Series 1995-3
--------------------------------------

 1a. Class A Invested Amount                             $  652,500,000

 1b. Class B Invested Amount                             $   45,000,000

 1c. CIA Invested Amount                                 $   52,500,000

 2a. Class A Monthly Interest                            $      936,541

 2b. Class B Monthly Interest                            $       68,302

 2c. CIA Monthly Interest                                $       86,625

 3a. Balance in the Class A Interest Funding Account     $    2,081,203

 3b. Balance in the Class B Interest Funding Account     $      151,781

 3c. Balance in the CIA Interest Funding Account         $       86,625

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $            0

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $            0

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 5

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending February 28, 2002
==============================================================================
This Certificate relates to the Due Period ending Feb 28, 2002 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $            0

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $            0

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $       86,625

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $            0

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $            0

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $       86,625

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 6

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending February 28, 2002

==============================================================================

This Certificate relates to the Due Period ending Feb 28, 2002 and the related Distribution Date.

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association as Servicer, pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 24, 1998 (as amended and supplemented, the 'Pooling and Servicing Agreement'), among Citibank (South Dakota), National Association (as successor to Universal Bank, N.A.), as Transferor and Citibank (South Dakota), National Association (as successor to Universal Card Services Corp.), as Servicer and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota), National Association, is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 18, 2002

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 19 day of March 2002

                             Citibank (South Dakota), National Association, Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 7

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending February 28, 2002

==============================================================================
This Certificate relates to the Due Period ending Feb 28, 2002 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  134,435,111
         Principal Collections                       $  122,128,209
         Reallocated Finance Charge Collections      $   12,306,902
    2. Investor Default Amount                       $    4,446,655
    3. Investor Monthly Interest                     $    1,527,150
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,779,559

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   9.44%

    2. Base Rate - current month                          3.70%
         Coupon Component                                 1.83%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           5.74%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 10.48%

    5. Base Rate - 3 month average                        4.05%
         Coupon Component                                 2.18%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.42%













                                      Page 8

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending February 28, 2002

==============================================================================
This Certificate relates to the Due Period ending Feb 28, 2002 and the related Distribution Date.

D. Information Regarding Series 1997-1
--------------------------------------

 1a. Class A Invested Amount                             $  450,000,000

 1b. Class B Invested Amount                             $   80,000,000

 1c. CIA Invested Amount                                 $   70,000,000

 2a. Class A Monthly Interest                            $    1,275,000

 2b. Class B Monthly Interest                            $      131,400

 2c. CIA Monthly Interest                                $      120,750

 3a. Balance in the Class A Interest Funding Account     $    1,275,000

 3b. Balance in the Class B Interest Funding Account     $      131,400

 3c. Balance in the CIA Interest Funding Account         $      120,750

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $  400,000,000

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $  400,000,000

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 9

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer
==============================================================================
                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending February 28, 2002
==============================================================================
This Certificate relates to the Due Period ending Feb 28, 2002 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $            0

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $            0

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $      120,750

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $            0

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $            0

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $      120,750

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $  400,000,000

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 10

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending February 28, 2002

==============================================================================

This Certificate relates to the Due Period ending Feb 28, 2002 and the related Distribution Date.

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association as Servicer, pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 24, 1998 (as amended and supplemented, the 'Pooling and Servicing Agreement'), among Citibank (South Dakota), National Association (as successor to Universal Bank, N.A.), as Transferor and Citibank (South Dakota), National Association (as successor to Universal Card Services Corp.), as Servicer and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota), National Association, is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on March 18, 2002

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 19 day of March 2002

                             Citibank (South Dakota), National Association, Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 11